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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-44748) and Form S-8 (No. 333-43160) of Harmonic Inc. of our report dated March 30, 2001, relating to the financial statements and our report dated March 30, 2001, relating to the financial statement schedule, which appear in this Form 10-K/A.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

San Jose, California
April 19, 2001